UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                  February 14, 2005

Med Diversified, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

1-15587	84-1037630
(Commission File Number)	(IRS Employer Identification No.)

100 Brickstone Square, Fifth Floor Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 323-2500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01                                                 Entry into a Material Definitive Agreement.

Not Applicable

Item 1.02                                                 Termination of a Material Definitive Agreement.

Not Applicable

Item 1.03                                                 Bankruptcy or Receivership.

Not Applicable

Section 2 - Financial Information

Item 2.01                                                 Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02                                                 Results of Operations and Financial Condition.

Not Applicable

Item 2.03                                                 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not Applicable

Item 2.04                                                 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Not Applicable

Item 2.05                                                 Costs Associated with Exit or Disposal Activities.

Not Applicable

Item 2.06                                                 Material Impairments.

Not Applicable

Section 3 - Securities and Trading Markets

Item 3.01                                                 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Not Applicable

Item 3.02                                                 Unregistered Sales of Equity Securities.

Not Applicable

Item 3.03                                                 Material Modification to Rights of Security Holders.

Not Applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01                                                 Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 4.02                                                 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Not Applicable

Section 5 - Corporate Governance and Management

Item 5.01                                                 Changes in Control of Registrant.

Not Applicable

Item 5.02                                                 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Not Applicable

Item 5.05                                                 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Section 6 - [Reserved]

Section 7 - Regulation FD

Item 7.01                                                 Regulation FD Disclosure.

On February 14, 2005, Med Diversified, Inc.’s (“Med”) wholly owned subsidiary Tender Loving Care Health Care Services, Inc. (“TLC”) completed the sale of substantially all of its assets to TLC Holdings I Corp. (“Holdings”).  Holdings is an affiliate of Crescent Capital Investment, Inc.

The purchase price for these assets was $147,500,000, with an additional cash payment attributable to a net working capital adjustment estimated to be approximately $17,331,000.  In addition, Holdings assumed certain liabilities in connection with the purchase.  As a result of the closing of this transaction, TLC’s plan of liquidation was declared effective as of February 15, 2005.

As referenced previously in a Current Report on Form 8-K that Med filed on September 16, 2004, as a result of the closing of this transaction, Med’s outstanding common stock is deemed cancelled under the terms of the Second Amended Plan of Liquidation of Med Diversified, Inc. (the “Plan”).  Med will also dissolve and complete its process of liquidation under the terms of the Plan.  We anticipate that this process will be completed in the first week of April of this year.

Section 8 - Other Events

Item 8.01                                                 Other Events.

Not Applicable

Section 9 - Financial Statements and Exhibits

Item 9.01                                                 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

Not Applicable

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.

Date: February 16, 2005	By:	/s/ Alex Bromley
Alex Bromley
Designated Officer